EXHIBIT 32.2


Date:   August 19, 2003

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of FrontLine Capital Group (the "Company") on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James
D. Burnham, Chief Financial Officer and Treasurer of the Company, certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of June 30, 2003 (the last date of the period covered by the Report).


                    By:  \s\ James D. Burnham
                         -------------------------
                         James D. Burnham, Chief Financial Officer and Treasurer (Chief Accounting Officer)


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